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                                                                    Exhibit 23.1


                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-74694) of NN Ball and Roller, Inc. of our report dated February 9, 1998, appearing on page 20 in the 1997 Form 10-K.


/s/ PRICE WATERHOUSE LLP
------------------------
PRICE WATERHOUSE LLP

Winston-Salem, North Carolina
March 31, 1998